UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2022

THE BEAUTY HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 28, 2022, The Beauty Health Company (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual format. At the close of business on April 29, 2022, the record date for the Annual Meeting, there were 150,631,964 shares of Company’s Class A Common Stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the record date. At the Annual Meeting, 123,183,958 of the Company’s 150,631,964 outstanding shares of Class A Common Stock entitled to vote as of the record date, or approximately 81.77%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 12, 2022.

The final voting results on the proposals presented for stockholder approval at the Annual Meeting are as follows:

Proposal No. 1: The Company’s stockholders elected three Class I directors, each to hold office for a period of three years, until the Company’s 2025 annual meeting of stockholders, or until his or her successors are duly elected and qualified, subject to prior death, resignation, or removal, as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Andrew Stanleick	118,092,261	50,484	5,041,213
Desiree Gruber	99,339,781	18,802,964	5,041,213
Michelle Kerrick	86,880,811	31,261,934	5,041,213
Proposal No. 2: The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent, registered public accounting firm for the fiscal year ending December 31, 2022, as follows:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
121,996,181	1,184,243	3,534	0

Proposal No. 3: The Company’s stockholders approved an advisory, non-binding vote that the frequency of future advisory, non-binding vote approving the named executive officer compensation shall take place every one (1) year, as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
118,081,037	9,407	15,835	36,466	5,041,213

The Company will review the stockholders’ advisory, non-binding vote to hold future advisory, non-binding vote on approving the named executive officer compensation every year, and will determine the frequency of such vote by amendment to this Current Report on Form 8-K within 150 days of the Annual Meeting date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2022	The Beauty Health Company

	By:	/s/ Liyuan Woo
	Name:	Liyuan Woo
	Title:	Chief Financial Officer